SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 25, 2002


                    RESIDENTIAL ASSET SECURITIES CORPORATION
           (Exact name of the registrant as specified in it's charter)



Delaware                            333-76376                         51-0362653

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the September, 2002 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


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Master Serviced by Residential Funding Corporation

1995-K1     RASC
1995-KS3    RASC
1995-KS4    RASC
1996-KS2    RASC
1996-KS4    RASC
1997-KS1    RASC
1997-KS2    RASC
1997-KS3    RASC
1997-KS4 GR1RASC
1998-KS1    RASC
1998-KS2    RASC
1998-KS3    RASC
1998-KS4    RASC
1998-RS1    RASC
1999-KS1    RASC
1999-KS2    RASC
1999-KS3    RASC
1999-KS4    RASC
1999-RS1    RASC
1999-RS2    RASC
1999-RS3    RASC
1999-RS4    RASC
1999-RS5    RASC
2000-KS1    RASC
2000-KS2    RASC
2000-KS3    RASC
2000-KS4    RASC
2000-KS5    RASC
2001-KS1    RASC
2001-KS2    RASC
2001-KS3    RASC
2001-KS4    RASC
2002-KS1    RASC
2002-KS2    RASC
2002-KS3    RASC
2002-KS4    RASC
2002-KS5    RASC

Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORPORATION



By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  September 25, 2002



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